EXHIBIT 10.1(b)(vi)
                               -------------------

                                 AMENDMENT NO. 6
                               TO CREDIT AGREEMENT

     AMENDMENT NO. 6 (this "Amendment No. 6"), dated as of September 30, 2000, under the Credit Agreement dated as of June 30, 1997, by and among OGDEN CORPORATION, a Delaware corporation (the "Company"), the Signatory Lenders party thereto (the "Lenders") and THE BANK OF NEW YORK, as Agent (the "Agent"), as amended by Amendment No. 1 to Credit Agreement, dated as of August 18, 1999, Amendment No. 2 to Credit Agreement, dated as of December 20, 1999, Amendment No. 3 to Credit Agreement, dated as of March 31, 2000, Amendment No. 4 to Credit Agreement, dated as of June 30, 2000 and Amendment No. 5 to Credit Agreement, dated as of July 31, 2000 (the "Credit Agreement").

                                    RECITALS

     I. Capitalized terms used herein which are not herein defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Company has requested that the Agent and the Lenders amend the Credit Agreement in certain respects and the Agent and the Lenders have advised the Company that they are willing to agree to the Company's request, subject to the terms and conditions set forth herein.

         Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  AMENDMENTS TO CREDIT AGREEMENT

         1.1 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

         "Amendment No. 6": Amendment No. 6 to Credit Agreement, dated as of September 30, 2000, among the Company, the Lenders party thereto and the Agent.

         "Amendment No. 6 Effective Date": the date on which the conditions set forth in Section 2.1 of Amendment No. 6 are satisfied.

         1.2 Projections. The definition of "Projections" set forth in Section
1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

         "Projections": the projections of the Company dated September 27, 2000, for the period through December 31, 2000, delivered to the Agent and the Lenders and annexed to Amendment No. 6 as Schedule A.

     1.3 Shareholders' Equity. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

         7.11 Shareholder's Equity.
              ---------------------

         Maintain at all times for each period set forth below its Shareholders' Equity in an amount not less than the amount set forth opposite such period:

                Period                  Minimum Shareholders' Equity
                ------                  ----------------------------

        Effective Date to and including          $440,000,000
        December 31, 1999

        January 1, 2000 to and including         $400,000,000
        March 31, 2000

        April 1, 2000 to and including           $375,000,000
        June 30, 2000

        July 1, 2000 to and including            $375,000,000
        October 2, 2000

        October 3, 2000 to and including
        November 30, 2000                        $375,000,000

        December 1, 2000 and thereafter          $440,000,000

     1.4 Leverage Ratio. Section 8.5 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

         8.5 Leverage Ratio.
             ---------------

         Permit at any time during each period set forth below its ratio of (i) the sum of (a) Consolidated Indebtedness plus (b) Consolidated Contingent Obligations to (ii) the sum of (x) Consolidated Indebtedness plus (y) Consolidated Contingent Obligations plus (z) the Company's Shareholders' Equity to be greater than the ratio set forth opposite such period:

                      Period                         Leverage Ratio
                      ------                         --------------

        Effective Date to and including                0.650:1.0
        March 31, 2000

        April 1, 2000 to and including                 0.675:1.0
        June 30, 2000

        July 1, 2000 to and including                  0.675:1.0
        October 2, 2000

        October 3, 2000 to and including
        November 30, 2000                              0.675:1.0

        December 1, 2000 and thereafter                0.625:1.0

     1.5 Fixed Charge Coverage Ratio. Section 8.9 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

         8.9 Fixed Charge Coverage Ratio.
             ----------------------------

             Permit the Fixed Charge Coverage Ratio to be less than:

             (i) 1.25 to 1.00 for the four fiscal quarters (taken as a whole) ending on December 31, 1999,

             (ii) 1.10 to 1.00 for the four fiscal quarters (taken as a whole) ending on March 31, 2000,

             (iii) 0.70 to 1.00 for the four fiscal quarters (taken as a whole) ending on June 30, 2000, and

             (iv) 0.70 to 1.00 for the four fiscal quarters (taken as a whole) ending on September 30, 2000, and

             (v) 1.25 to 1.00 for the four fiscal quarters (taken as a whole) ending on December 31, 2000, and for each four fiscal quarters (taken as a whole) ending on the last day of each March, June, September and December thereafter.

         1.6 Sale of Property.
              -----------------

         (a) Permitted Dispositions. Schedule B-1 to Amendment No 3 is hereby amended by deleting the line "Aviation - FBO's - $27,000,000" and substituting therefor the following:

          "Aviation FBO's      $15,700,000, of which

                               $13,700,000 shall be payable in a first
                               installment upon the closing of the sale, and

                               $ 2,000,000 (or such greater amount as may be due to the Company) shall be payable in a second installment on or before January 31, 2001"

         (b) Section 8.6 is amended adding the following sub-Section 8.6(v):

         "The agreement of the Lenders to permit the Company to receive the payment of the purchase price of "Aviation - FBO's" in installments pursuant to Section 8.6(iv) shall not affect the obligation of the Company to remit the proceeds of the purchase price, whenever received, to the Disbursement Account or the Reserve Account in accordance with Section 8.6(iv) (c) and (d)."

     2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

     2.1 The effectiveness of the amendments set forth in this Amendment No. 6 is subject to the prior or simultaneous fulfillment of the following conditions:

         (a) The Agent shall have received this Amendment No. 6 executed by (i) a duly authorized officer or officers of the Company and (ii) each of the Required Lenders;

         (b) The Agent shall have received such other documents as it shall have reasonably requested consistent with the terms hereof;

         (c) The representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the Amendment No. 6 Effective Date;

         (d) Holders of Indebtedness under each Covenant Credit Facility shall have executed, to the extent required by each such Covenant Credit Facility, waivers or amendments to such credit facilities satisfactory to the Agent and the Required Lenders containing amendments to the covenants and related definitions in such credit facilities identical to those set forth in this Amendment No. 6;

         (e) The Agent shall have received a non-refundable amendment fee, for the pro-rata benefit of the Lenders, equal to $62,500 (1/8 of 1%);

         (f) The Agent shall have received (i) payment of all of its out-of-pocket expenses, including the reasonable fees and expenses of its counsel Emmet, Marvin & Martin, LLP incurred in connection with the Agreement and this Amendment No. 6 and (ii) confirmation that all reasonable fees and expenses due to Ernst & Young Restructuring LLC ("E&Y") and O'Melveny & Myers, LLP to the Amendment No. 6 Effective Date have been paid; and

         (g) The Agent shall have received the Projections.

     2.2 The date on which the conditions set forth in Section 2.1 are satisfied is the "Amendment No. 6 Effective Date".

 3.  ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES AND AGREEMENTS.

     3.1 The Company hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, and (b) represents and warrants to the Agent and each Lender:

         (i) As of the date hereof, there exists no Default or Event of Default, except for Defaults or Events of Default arising from (1) the failure of the Company to pay when due the notes payable to Pacific Energy Corp., and
     (2) the failure of the Company or its Subsidiary to pay when due the note payable to Sumitomo Bank having an outstanding principal balance of approximately $7,800,000.

         (ii) The Company has full corporate power and authority to enter into, execute, deliver and carry out the terms of this Amendment No. 6, which has been duly authorized by all proper and necessary corporate action, and is not in violation of its Restated Certificate of Incorporation or By-Laws.

         (iii) No consent, authorization or approval of, filing with, notice to, or exemption by, stockholders, any Governmental Body or any other Person (except for those which have been obtained, made or given) is required to authorize, or is required in connection with the execution, delivery and performance of this Amendment No. 6, the Credit Agreement as amended hereby or any Loan Document, or is required as a condition to the validity or enforceability of this Amendment No. 6, the Credit Agreement as amended hereby or any Loan Document. No provision of any applicable statute, law (including without limitation, any applicable usury or similar law), rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, this Amendment No. 6, the Credit Agreement as amended hereby or any Loan Document.

         (iv) This Amendment No. 6 constitutes the valid and legally binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting enforcement of creditors' rights generally or by general principles of equity.

         (v) The execution, delivery, carrying out of the terms of this Amendment No. 6, the Credit Agreement as amended hereby and the Loan Documents will not constitute a default under, conflict with, require any consent under (other than consents which have been obtained), or result in the creation or imposition of, or obligation to create, any Lien upon the Property or assets of the Company of any of its Subsidiaries pursuant to the terms of any mortgage, indenture (including, without limitation, the 1992 Senior Note Indenture), contract, agreement, judgment, decree or order.

         3.2 The Company's management acknowledges receipt of a Term Sheet (a copy of which is annexed hereto) outlining certain terms of intercreditor arrangements and credit facilities among the Company and the creditors under "Covenant Lender Credit Facilities" (the "Term Sheet") and intends to recommend approval of the Term Sheet to its Board of Directors subject to: (i) final documentation that is satisfactory to the Company; (ii) receipt of all necessary approvals from the Board of Directors; and (iii) confirmation that all of the lenders to be party to the credit facilities described in the Term Sheet (including, without limitation, the Lenders) are also in agreement with the terms of such Term Sheet, subject to such lenders' receipt of any internal approvals that such lenders might require, it being understood that the members of the Steering Committee intend to recommend such approval. The Steering Committee intends to recommend approval, provided, however, the Company acknowledges and agrees that (i) the Term Sheet has not been approved or accepted by any Lender proposed to be a party to the credit facilities described therein, (ii) the entering into of this Amendment and the other contemplated amendments to the credit facility indebtedness shall not constitute an acceptance by any Lender of the Term Sheet, (iii) certain of the Lenders have not reviewed or endorsed the Term Sheet or the restructuring proposals contained therein, (iv) no Lender has committed to, or is obligated to, enter into any restructuring of its credit facilities with the Company or any other Person, and
(v) each Lender is expressly reserving all of its rights and remedies under such credit facilities (provided that nothing in clauses (iv) and (v) of this sentence is intended to or does modify the amendments and waivers set forth in this Amendment No. 6).

         3.3 The Company and the Lenders acknowledge and agree that on and effective October 2, 2000 the Liquidity Subfacility of $50,000,000 and the corresponding Commitments are terminated and further acknowledge and agree that as of the date of this Amendment No. 6, no Liquidity Loans are outstanding and the Company has no obligation to repay the principal amount of any Liquidity Loan or any interest thereon.

         3.4 All references to "this Agreement" in the Credit Agreement and to "the Credit Agreement" in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 6.

         3.5 Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.

     4.  DISBURSEMENT AND RESERVE ACCOUNTS

         4.1 Each of the Company and each Lender hereby consents to the immediate transfer by the Agent of the sum of $36,500,000 from the Reserve Account to the Disbursement Account (the "Amendment No. 6 Transfer") of which
(i) $34,500,000 may be released from the Disbursement Account in accordance with
Section 2.25 of the Credit Agreement and (ii) $2,000,000 shall be reserved to be used exclusively to cash collateralize the $2,000,000 "step-up" of the letter of credit issued by Commerzbank to General Electric Capital Corporation with respect to the Hennepin Project (the "Hennepin Reserve"), provided that, prior to the Company's utilization of the $2,000,000 for such purpose, the Steering Committee shall have received, reviewed and approved an amendment to the reimbursement agreement with respect to such letter of credit and an amendment extending the expiration date of, and increasing the face amount (by such "step-up") of, such letter of credit.

         4.2 The Company represents, warrants and agrees that, as of the Amendment No. 6 Effective Date and after giving effect to the Amendment No. 6 Transfer, (i) the amount available for disbursement from the Disbursement Account is $34,799,039 (after giving effect to the Balaji Reserve, the Haripur Reserve and the Hennepin Reserve); (ii) the amount on deposit in the Reserve Account is $75,856,779; (iii) no additional funds shall be deposited in the Disbursement Account and no funds shall be transferred from the Reserve Account to the Disbursement Account (and the Company is not entitled to have any additional funds deposited in the Disbursement Account or have any funds transferred from the Reserve Account to the Disbursement Account), subject to the prior written consent of the Required Lenders and the requisite creditors under the Credit Facility Indebtedness; and (iv) the funds in the Disbursement Account and the Reserve Account have been invested by the Agent as directed by the Company in accordance with the provisions of Section 2.25(i) of the Agreement.

     5.  MISCELLANEOUS.

         5.1 This Amendment No. 6 may be executed by facsimile and in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment No. 6 to produce or account for more than one counterpart signed by the party to be charged.

         5.2 This Amendment No. 6 is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         5.3 The Company acknowledges and agrees that if and to the extent it maintains any defenses to its obligations under the Credit Agreement and the other Loan Documents arising through and including the date hereof, such defenses are hereby waived and released as a specific condition to the agreements of the Agent and the Lenders set forth herein, which waiver and release are unconditional and without limitation.

         5.4 The Lenders waive for the purpose, and only for the purpose, of permitting the Company to obtain disbursements from the Disbursement Account, the Defaults or Events of Default described in Section 3.1(i), provided that, and only so long as, neither Pacific Energy nor Sumitomo takes any action (by legal proceeding or otherwise) to enforce, to compel or to obtain payment of its notes or reimbursement obligations, as the case may be.

         5.5 Each of the Company, the Agent and each Lender acknowledges that nothing in this Amendment No. 6, the Credit Agreement, as amended hereby, or the Term Sheet shall in any way limit the rights or remedies of the Agent and the Lenders upon the occurrence and during the continuance of an Event of Default or constitute a so-called "standstill agreement" (and neither this Amendment No. 6, the Term Sheet nor any of the other amendments to the documents governing the Credit Facility Indebtedness shall be deemed to create any standstill obligation) between (i) the Company and any of its creditors or (ii) among any of the Company's creditors, and that each holder of indebtedness of the Company (including, without limitation, Credit Facility Indebtedness) shall retain all of its respective rights and remedies with respect to such indebtedness in accordance with the terms thereof, at law or otherwise.

     The parties hereto have caused this Amendment No. 6 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                  OGDEN CORPORATION


                                                  By:
                                                     -----------------

                                                  Title:
                                                        --------------

                  AMENDMENT NO. 6 - REVOLVING CREDIT AGREEMENT
                  --------------------------------------------





                                                    THE BANK OF NEW YORK,
                                                    Individually and as Agent


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------

                                                    BANK OF AMERICA, N.A.


                                                    By:
                                                       --------------------
                                                    Title:
                                                           ----------------


                                                    THE CHASE MANHATTAN BANK


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------

                                                    DEUTSCHE BANK AG
                                                    New York and/or Cayman
                                                    Islands Branches


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------

                  AMENDMENT NO. 6 - REVOLVING CREDIT AGREEMENT




                                                    UBS AG
                                                    Stamford Branch


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------


                                                    WESTDEUTSCHE LANDESBANK
                                                    GIROZENTRALE



                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------


                                                    THE BANK OF NOVA SCOTIA


                                                    By:
                                                       --------------------
                                                    Title:
                                                          -----------------

                  AMENDMENT NO. 6 - REVOLVING CREDIT AGREEMENT




                                                   CREDIT LYONNAIS NEW YORK
                                                   BRANCH


                                                   By:
                                                      --------------------
                                                   Title:
                                                         -----------------


                                                   FLEET NATIONAL BANK


                                                   By:
                                                      --------------------
                                                   Title:
                                                         -----------------


                                                   FIRST UNION NATIONAL BANK


                                                   By:
                                                      --------------------
                                                   Title:
                                                         -----------------

                                   SCHEDULE A
                     TO AMENDMENT NO. 6 TO CREDIT AGREEMENT


                                   Projections